EXHIBIT 99.2
UNAUDITED PRO FORMA CONDENSED COMBINED
FINANCIAL INFORMATION OF ACTIVANT SOLUTIONS HOLDINGS INC. (“HOLDINGS”)
AND ACTIVANT SOLUTIONS INC. (THE “COMPANY”)
      The unaudited pro forma condensed combined income statements for the nine months and the twelve months ended June 30, 2005 and the twelve months ended September 30, 2004 give effect to the Company’s acquisition of Speedware Corporation Inc. in March and April 2005 (including the issuance of $120 million of Floating Rate Senior Notes due 2010 (the “Initial Floating Rate Notes”) in connection therewith) (the “Speedware acquisition), the Company’s acquisition of Prophet 21, Inc. in September 2005 (the “Prophet 21 acquisition”), the incurrence by the Company and Holdings of senior unsecured bridge loans to finance the Prophet 21 acquisition, the proposed issuance by the Company of $140 million of Floating Rate Senior Notes due 2010 (the “Floating Rate Notes”) and the proposed issuance by Holdings of $40 million of Senior Floating Rate PIK Notes due 2011 (the “Holdings PIK Notes” and, together with the Floating Rate Notes, the “Notes”) pursuant to private placements, the application of the proceeds of such proposed private placements to repay the senior unsecured bridge loans incurred to finance the Prophet 21 acquisition and the payment of related fees and expenses (all such transactions, except for the Speedware acquisition, collectively, the “Transactions”). The unaudited pro forma condensed combined balance sheets as of June 30, 2005 have been prepared to give effect to the Transactions as if they had occurred on June 30, 2005.
      The unaudited pro forma adjustments are based on preliminary estimates, available information and certain assumptions that we believe are reasonable. The unaudited pro forma condensed combined financial information set forth below should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the audited and unaudited consolidated financial statements, and the related notes thereto, of Holdings, the Company, Speedware and Prophet 21, each furnished to or filed with the Securities and Exchange Commission.
      Operating results for businesses acquired by Speedware or Prophet 21 are reflected in the unaudited pro forma financial information only to the extent recorded in Speedware’s or Prophet 21’s historical operating results following the date of the applicable acquisition. No pro forma adjustments have been made to give effect to the operating results of such acquired businesses for any period prior to acquisition. As a result, period to period comparisons may be affected by such acquisitions. See the notes to the historical financial statements of Speedware and Prophet 21 for further information regarding these acquisitions.
      The unaudited pro forma financial information does not purport to be indicative of the results that would have been obtained had the Speedware acquisition and the Transactions been completed as of the assumed dates and for the periods presented or that may be obtained in the future.

Activant Solutions Inc.
Unaudited Pro Forma Condensed Combined
Income Statement for the Nine Months
Ended June 30, 2005

	Company	Speedware	Prophet 21
	Historical	Historical(1)	Historical(2)	Combined	Adjustments		Pro Forma

	(Dollars in thousands)
Revenues	$192,509	$28,931	$61,835	$283,275	$—		$283,275
Cost of revenues	91,240	10,333	23,441	125,014	—		125,014

Gross profit	101,269	18,598	38,394	158,261	—		158,261
Amortization of intangibles	590	733	4,151	5,474	4,796	(3)	10,270
Operating expenses (excluding amortization of intangibles)	62,316	14,195	23,422	99,933	(3,742	) (4)	96,192

Operating income	38,363	3,670	10,821	52,854	(1,054)		51,800
Interest expense	(17,206)	(25)	(3,687)	(20,918)	(13,747	) (5)	(34,665)
Other income	838	68	—	906	—		906
Income tax expense	8,119	1,632	2,822	12,573	(5,180	) (6)	7,393

Net income	$13,876	$2,081	$4,312	$20,269	$(9,621)		$10,648

Depreciation and amortization	10,204	1,094	6,671	17,969	4,796	(3)	22,765

(1)	Represents Speedware operating results for the six months ended March 31, 2005, the period prior to the Speedware acquisition. Operating results for Speedware for the period on and after March 31, 2005 are recorded in the Company’s historical operating results. Effective October 1, 2004, Speedware adopted the U.S. dollar as its reporting currency. Accordingly, Speedware’s historical operating results for the six months ended March 31, 2005 is reported in U.S. dollars. The following adjustments were made to Speedware’s historical operating results to conform Speedware’s financial presentation to our presentation:

•	Revenues and cost of revenues were increased by $2,893 to reflect sales transactions that Speedware, acting as principal, reported on a net revenue basis;

•	Operating expenses were increased by $57 to reclassify research and development tax credits to income tax expense and increased by $361 to reclassify certain amortization expenses to operating expenses;

•	Operating expenses were reduced by $740 to reflect certain adjustments to reconcile Canadian GAAP to U.S. GAAP. See Note 8 — Reconciliation to U.S. GAAP in the notes to the unaudited historical consolidated financial statements of Speedware for the six months ended March 31, 2005; and

•	Income tax expense was reduced by $57 to reclassify research and development tax credits from operating expense and increased by $259 to reflect the tax effect of U.S. GAAP adjustments.

(2)	Operating results for Prophet 21 represent the three fiscal quarters from October 1, 2004 through June 30, 2005.

(3)	Reflects a $510 increase in amortization expense related to the Speedware acquisition and a $4,286 increase in amortization expense related to the Prophet 21 acquisition. The $510 increase related to the Speedware acquisition reflects the amortization of $5,100 of additional intangible assets acquired over a five-year period. The $4,286 increase related to the Prophet 21 acquisition reflects the amortization of $40,000 of additional intangible assets acquired over a seven-year period. We are in the process of valuing certain tangible and intangible assets for the Speedware and Prophet 21 acquisitions and as a result the allocation of the purchase price, including intangible assets, is subject to change.

Activant Solutions Inc.
Unaudited Pro Forma Condensed Combined
Income Statement for the Nine Months
Ended June 30, 2005

(4)	Reflects the following adjustments relating to the Speedware and Prophet 21 acquisitions:

Elimination of compensation expense related to the termination of certain employees of Prophet 21 in connection with the Prophet 21 acquisition	$(1,167)
Costs, primarily severance, associated with the Speedware acquisition	(2,114)
Elimination of compensation expense related to the termination of certain employees of Speedware in connection with the Speedware acquisition	(316)
Elimination of annual fees paid to certain Speedware shareholders under a management services agreement, net of management fee increase payable by us associated with the Speedware acquisition	(145)

Total adjustments to operating expenses	$(3,742)

(5) Reflects the following adjustments:

Interest expense on $120.0 million aggregate principal amount of Initial Floating Rate Notes based upon an interest rate of 9.50%	$5,703
Amortization of debt financing costs related to the Initial Floating Rate Notes, amortized over five years	640
Interest expense on $140.0 million aggregate principal amount of Floating Rate Notes at an assumed initial interest rate of 9.87% (a 0.25% change in the assumed interest rate would result in a $263 change in interest expense for the period)	10,364
Amortization of debt financing costs related to the Floating Rate Notes, amortized over five years	728
Interest expense on Prophet 21 indebtedness that was repaid on the closing of the Prophet 21 acquisition	(3,687)

Total adjustments to interest expense	$13,747

(6)	Represents the tax effect of the adjustments set forth in the “Adjustments” column above at the federal statutory tax rate of 35%.

Activant Solutions Inc.
Unaudited Pro Forma Condensed Combined
Income Statement for the Twelve Months
Ended June 30, 2005

	Company	Speedware	Prophet 21
	Historical	Historical(1)	Historical	Combined	Adjustments		Pro Forma

	(Dollars in thousands)
Revenues	$249,007	$42,947	$77,323	$369,277	$—		$369,277
Cost of revenues	120,237	15,831	29,804	165,872	—		165,872

Gross profit	128,770	27,116	47,519	203,405	—		203,405
Amortization of intangibles	786	1,010	5,208	7,004	6,479	(2)	13,483
Operating expenses (excluding amortization of intangibles)	83,050	20,656	30,638	134,344	(4,361	) (3)	129,983

Operating income	44,934	5,450	11,673	62,057	(2,119)		59,939
Interest expense	(21,379)	—	(3,972)	(25,351)	(20,330	) (4)	(45,681)
Other income (expense)	1,016	(337)	—	679	—		679
Income tax expense	9,169	2,042	3,178	14,389	(7,857	) (5)	6,532

Net income	$15,402	$3,071	$4,523	$22,996	$(14,592)		$8,404

Depreciation and amortization	14,562	1,624	8,512	24,698	6,479	(2)	31,178

(1)	Represents Speedware operating results for the nine months ended March 31, 2005, the period prior to the Speedware acquisition. Operating results for Speedware for the period on and after March 31, 2005 are recorded in the Company’s historical operating results. An exchange rate of CDN$1.323 to US$1.00 (which was the average of the noon buying rates on the last day of each month during the twelve months ended September 30, 2004) was used to convert Speedware’s historical operating results into U.S. dollars. In addition, the following adjustments were made to Speedware’s historical operating results to conform Speedware’s financial presentation to our presentation:

•	Revenues and cost of revenues were increased by $5,197 to reflect sales transactions that Speedware, acting as principal, reported on a net revenue basis;

•	Operating expenses were increased by $339 to reclassify research and development tax credits to income tax expense and increased by $612 to reclassify certain amortization expenses to operating expenses;

•	Operating expenses were reduced by $700 to reflect adjustments to reconcile Canadian GAAP to U.S. GAAP. See Note 21 — US GAAP Reconciliation to the audited historical financial statements of Speedware for the year ended September 30, 2004 and Note 8 — Reconciliation to U.S. GAAP in the notes to the unaudited historical consolidated financial statements of Speedware for the six months ended March 31, 2005; and

•	Income tax expense was reduced by $339 to reclassify research and development tax credits from operating expenses and by $245 to reflect the tax effect of U.S. GAAP adjustments.

(2)	Reflects a $765 increase in amortization expense related to the Speedware acquisition and a $5,714 increase in amortization expense related to the Prophet 21 acquisition. The $765 increase related to the Speedware acquisition reflects the amortization of $5,100 of additional intangible assets acquired over a five-year period. The $5,714 increase related to the Prophet 21 acquisition reflects the amortization of $40,000 of additional intangible assets acquired over a seven-year period. We are in the process of valuing certain tangible and intangible assets, and as a result the allocation of the purchase price, including intangible assets, is subject to change.

Activant Solutions Inc.
Unaudited Pro Forma Condensed Combined
Income Statement for the Twelve Months
Ended June 30, 2005

(3)	Reflects the following adjustments relating to the Speedware and Prophet 21 acquisitions:

Elimination of compensation expense related to the termination of certain employees of Prophet 21 in connection with the Prophet 21 acquisition	$(1,556)
Costs, primarily severance, associated with the Speedware acquisition	(2,114)
Elimination of compensation expense related to the termination of certain employees of Speedware in connection with the Speedware acquisition	(473)
Elimination of annual fees paid to certain Speedware shareholders under a management services agreement, net of management fee increase payable by us associated with the Speedware acquisition	(218)

Total adjustments to operating expenses	$(4,361)

(4)	Reflects the following adjustments:

Interest expense on $120.0 million aggregate principal amount of Initial Floating Rate Notes based upon an interest rate of 9.50%	$8,554
Amortization of debt financing costs related to the Initial Floating Rate Notes, amortized over five years	960
Interest expense on $140.0 million aggregate principal amount of Floating Rate Notes at an assumed initial interest rate of 9.87% (a 0.25% change in the assumed interest rate would result in a $350 change in interest expense for the period)	13,818
Amortization of debt financing costs related to the Floating Rate Notes, amortized over five years	970
Interest expense on Prophet 21 indebtedness that was repaid on the closing of the Prophet 21 acquisition	(3,972)

Total adjustments to interest expense	$20,330

(5)	Represents the tax effect of the adjustments set forth in the “Adjustments” column above at the federal statutory tax rate of 35%.

Activant Solutions Inc.
Unaudited Pro Forma Condensed Combined
Income Statement for the Twelve Months
Ended September 30, 2004

	Company	Speedware	Prophet 21
	Historical	Historical(1)	Historical(2)	Combined	Adjustments		Pro Forma

	(Dollars in thousands)
Total revenues	$225,806	$40,222	$52,591	$318,619	$—		$318,619
Total cost of revenues	109,773	15,200	21,413	146,386	—		146,386

Gross profit	116,033	25,023	31,178	172,234	—		172,234
Amortization of intangibles	787	703	2,012	3,502	6,734	(3)	10,236
Operating expenses (excluding amortization of intangibles)	74,602	19,113	22,732	116,447	(2,477	)(4)	113,970

Operating income	40,644	5,207	6,434	52,285	(4,257)		48,027
Interest expense	(19,367)	—	(418)	(19,785)	(27,055	) (5)	(46,840)
Other income (expense)	6,051	(265)	—	5,786	—		5,786
Income tax expense	10,561	1,211	1,817	13,589	(10,959	) (6)	2,630

Net income	$16,767	$3,731	$4,199	$24,697	$(20,353)		$4,343

Depreciation and amortization	16,584	1,582	5,309	23,475	6,734	(3)	30,209

(1)	An exchange rate of CDN$1.323 to US$1.00 (which was the average of the noon buying rates on the last day of each month during the twelve months ended September 30, 2004) to US$1.00 was used to convert Speedware’s historical operating results into U.S. dollars. In addition, the following adjustments were made to Speedware’s historical operating results to conform Speedware’s financial presentation to our presentation:

•	Revenues and cost of revenues were increased by $6,689 to reflect sales transactions that Speedware, acting as principal, reported on a net revenue basis;

•	Operating expenses were increased by $503 to reclassify research and development tax credits to income tax expense and increased by $879 to reclassify certain amortization expenses to operating expenses;

•	Operating expenses were increased by $163 to reflect adjustments to reconcile Canadian GAAP to U.S. GAAP. See Note 21 — US GAAP Reconciliation to the audited historical financial statements of Speedware for the year ended September 30, 2004; and

•	Income tax expense was reduced by $503 to reclassify research and development tax credits from operating expenses and by $57 to reflect the tax effect of U.S. GAAP adjustments.

(2)	Operating results for Prophet 21 represent results for its fiscal year ended June 30, 2004.

(3)	Reflects a $1,020 increase in amortization expense related to the Speedware acquisition and a $5,714 increase in amortization expense related to the Prophet 21 acquisition. The $1,020 increase related to the Speedware acquisition reflects the amortization of $5,100 of additional intangible assets acquired over a five-year period. The $5,714 increase related to the Prophet 21 acquisition reflects the amortization of $40,000 of additional intangible assets acquired over a seven-year period. We are in the process of valuing certain tangible and intangible assets, and as a result the allocation of the purchase price for the Speedware and Prophet 21 acquisitions, including intangible assets, is subject to change.

Activant Solutions Inc.
Unaudited Pro Forma Condensed Combined
Income Statement for the Twelve Months
Ended September 30, 2004

(4)	Reflects the following adjustments relating to the Speedware and Prophet 21 acquisitions:

Elimination of compensation expense related to the termination of certain employees of Prophet 21 in connection with the Prophet 21 acquisition	$(1,556)
Elimination of compensation expense related to the termination of certain employees of Speedware in connection with the Speedware acquisition	(631)
Elimination of annual fees paid to certain Speedware shareholders under a management services agreement, net of management fee increase payable by us associated with the Speedware acquisition	(290)

Total adjustment to operating expenses	$(2,477)

(5) Reflects the following adjustments:

Interest expense on $120.0 million aggregate principal amount of Initial Floating Rate Notes based upon an interest rate of 9.50%	$11,405
Amortization of debt financing costs related to the Initial Floating Rate Notes, amortized over five years	1,280
Interest expense on $140.0 million aggregate principal amount of Floating Rate Notes based upon an assumed initial interest rate of 9.87% (a 0.25% change in the assumed interest rate would result in a $350 change in interest expense for the period)	13,818
Amortization of debt financing costs related to the Floating Rate Notes, amortized over five years	970
Interest expense on Prophet 21 indebtedness that was repaid on the closing of the Prophet 21 acquisition	(418)

Total adjustment to interest expense	$27,055

(6)	Represents the tax effect of the adjustments set forth in the “Adjustments” column above at the federal statutory tax rate of 35%.

Activant Solutions Inc.
Unaudited Pro Forma Condensed Combined Balance Sheet
as of June 30, 2005

	Company	Prophet 21
	Historical	Historical	Combined	Adjustments		Pro forma

Assets:
Cash and cash equivalents	$48,064	$554	$48,618	$(48,686	) (1)	$(68)
Total current assets	112,486	13,879	126,365	(48,686	) (1)	77,679
Goodwill	180,050	54,495	234,545	104,271	(2)	338,816
Total assets	339,290	101,789	441,079	99,610		540,689
Liabilities and Stockholder’s Equity:
Total current liabilities	$61,476	$53,456	$114,932	$(33,350	) (3)	$81,582
Long-term debt	275,464	36,750	312,214	103,250	(4)	415,464
Total liabilities	345,699	97,935	443,634	69,900		513,534
Total stockholder’s equity (deficit)	(6,409)	3,854	(2,555)	29,710	(5)	27,155
Total liabilities and stockholder’s equity	339,290	101,789	441,079	99,610		540,689

(1)	The following table reflects the impact of the Transactions on cash and cash equivalents and total current assets:

Proceeds from the Company’s senior unsecured bridge loan	$(140,000)
Capital contribution by Holdings	(39,200	) (a)
Excess of purchase price over fair value of assets acquired and liabilities assumed	104,271
Fair value adjustment of intangible assets	40,000
Elimination of Prophet 21 stockholders equity	3,854
Repayment of the current portion of Prophet 21’s long term debt	33,350
Repayment of Prophet 21’s long term debt	36,750
Fees and expenses on the Company’s senior unsecured bridge loan	3,912
Issuance of the Floating Rate Notes	(140,000)
Repayment of the Company’s senior unsecured bridge loan	140,000
Estimated net fees and expenses related to the Floating Rate Notes offering	3,275
Dividend to Holdings to pay estimated net fees and expenses on the Holdings PIK Notes offering	750
Accrued and unpaid interest on the Company’s senior unsecured bridge loan	1,273
Dividend to Holdings to pay accrued and unpaid interest on the Holdings senior unsecured bridge loan	451

Total impact to cash and cash equivalents and total current assets	$48,686

(a)	Represents the net proceeds, after fees and expenses, of Holdings’ $40,000 senior unsecured bridge loan.

(2)	Represents the excess of purchase price over fair value of assets acquired and liabilities assumed in the Prophet 21 acquisition.

(3)	Represents the repayment of the Prophet 21 revolving credit facility and current portion of long term debt in connection with the Prophet 21 acquisition.

(4)	Represents the incurrence of the bridge financing, the repayment of the bridge financing with the proceeds of the Floating Rate Notes, the incurrence of indebtedness associated with the Floating Rate Notes and the payoff of Prophet 21’s long term debt.

(5)	Represents the capital contribution by Holdings, the fees and expenses incurred in connection with the Company’s bridge financing, the accrued and unpaid interest on the Company’s senior unsecured bridge loan while it was outstanding and the dividend to Holdings to pay accrued and unpaid interest on the Holdings senior unsecured bridge loan while it was outstanding.

Activant Solutions Holdings Inc.
Unaudited Pro Forma Condensed Combined
Income Statement for the Nine Months
Ended June 30, 2005

	Holdings	Speedware	Prophet 21
	Historical	Historical(1)	Historical(2)	Combined	Adjustments		Pro Forma

	(Dollars in thousands)
Revenues	$192,509	$28,931	$61,835	$283,275	$—		$283,275
Cost of revenues	91,240	10,333	23,441	125,014	—		125,014

Gross profit	101,269	18,598	38,394	158,261	—		158,261
Amortization of intangibles	590	733	4,151	5,474	4,796	(3)	10,270
Operating expenses (excluding amortization of intangibles)	62,316	14,195	23,422	99,933	(3,742	) (4)	96,192

Operating income	38,363	3,670	10,821	52,854	(1,054)		51,800
Interest expense	(17,206)	(25)	(3,687)	(20,918)	(17,754	) (5)	(38,672)
Other income (expense)	838	68	—	906	—		906
Income tax expense	8,119	1,632	2,822	12,573	(6,583	) (6)	5,990

Net income	$13,876	$2,081	$4,312	$20,269	$(12,225)		$8,044

Depreciation and amortization	10,204	1,094	6,671	17,969	4,796	(3)	22,765

(1)	Represents Speedware operating results for the six months ended March 31, 2005, the period prior to the Speedware acquisition. Operating results for Speedware for the period on and after March 31, 2005 are recorded in the Company’s historical operating results. Effective October 1, 2004, Speedware adopted the U.S. dollar as its reporting currency. Accordingly, Speedware’s historical operating results statement for the six months ended March 31, 2005 is reported in U.S. dollars. The following adjustments were made to Speedware’s historical operating results to conform Speedware’s financial presentation to our presentation:

•	Revenues and cost of revenues were both increased by $2,893 to adjust certain revenues and costs that Speedware reported on a net revenue basis;

•	Operating expenses were increased by $57 to reclassify research and development tax credits to income tax expense and increased by $361 to reclassify certain amortization expenses to operating expenses;

•	Operating expenses were reduced by $740 to reflect certain adjustments to reconcile Canadian GAAP to U.S. GAAP. See Note 8— Reconciliation to U.S. GAAP in the notes to the unaudited historical consolidated financial statements of Speedware for the six months ended March 31, 2005; and

•	Income tax expense was reduced by $57 to reclassify research and development tax credits from operating expense and increased by $259 to reflect the tax effect of U.S. GAAP adjustments.

(2)	Operating results for Prophet 21 represent the three fiscal quarters from October 1, 2004 through June 30, 2005.

(3)	Reflects a $510 increase in amortization expense related to the Speedware acquisition and a $4,286 increase in amortization expense related to the Prophet 21 acquisition. The $510 increase related to the Speedware acquisition reflects the amortization of $5,100 of additional intangible assets acquired over a five-year period. The $4,286 increase related to the Prophet 21 acquisition reflects the amortization of $40,000 of additional intangible assets acquired over a seven-year period. We are in the process of valuing certain tangible and intangible assets for the Speedware and Prophet 21

Activant Solutions Holdings Inc.
Unaudited Pro Forma Condensed Combined
Income Statement for the Nine Months
Ended June 30, 2005

acquisitions and as a result the allocation of the purchase price, including intangible assets, is subject to change.

(4)	Reflects the following adjustments relating to the Speedware and Prophet 21 acquisitions:

Elimination of compensation expense related to the termination of certain employees of Prophet 21 in connection with the Prophet 21 acquisition	$(1,167)
Costs, primarily severance, associated with the Speedware acquisition	(2,114)
Elimination of compensation expense related to the termination of certain employees of Speedware in connection with the Speedware acquisition	(316)
Elimination of annual fees paid to certain Speedware shareholders under a management services agreement, net of management fee increase payable by us associated with the Speedware acquisition	(145)

Total adjustments to operating expense	$(3,742)

(5)	Reflects the following adjustments:

Interest expense on $120.0 million aggregate principal amount of Initial Floating Rate Notes based upon an interest rate of 9.50%	$5,703
Amortization of debt financing costs related to the Initial Floating Rate Notes, amortized over five years	640
Interest expense on $140.0 million aggregate principal amount of Floating Rate Notes at an assumed initial interest rate of 9.87% (a 0.25% change in the assumed interest rate would result in a $263 change in interest expense for the period)	10,364
Amortization of debt financing costs related to the Floating Rate Notes, amortized over five years	728
Interest expense on $40.0 million aggregate principal amount of Holdings PIK Notes at an assumed initial interest rate of 12.37% (a 0.25% change in the assumed interest rate would result in a $75 change in interest expense for the period (without compounding))	3,826
Amortization of debt financing costs related to the Holdings PIK Notes, amortized over five years	180
Interest expense on Prophet 21 indebtedness that was repaid on the closing of the Prophet 21 acquisition	(3,687)

Total adjustments to interest expense	$17,754

(6)	Represents the tax effect of the adjustments set forth in the “Adjustments” column above at the federal statutory tax rate of 35%.

Activant Solutions Holdings Inc.
Unaudited Pro Forma Condensed Combined
Income Statement for the Twelve Months
Ended June 30, 2005

	Holdings	Speedware	Prophet 21
	Historical	Historical(1)	Historical	Combined	Adjustments		Pro Forma

	(Dollars in thousands)
Revenues	$249,007	$42,947	$77,323	$369,277	$—		$369,277
Cost of revenues	120,237	15,831	29,804	165,872	—		165,872

Gross profit	128,770	27,116	47,519	203,405	—		203,405
Amortization of intangibles	786	1,010	5,208	7,004	6,479	(2)	13,483
Operating expenses (excluding amortization of intangibles)	83,050	20,656	30,638	134,344	(4,361	) (3)	129,983

Operating income	44,934	5,450	11,673	62,057	(2,119)		59,939
Interest expense	(21,379)	—	(3,972)	(25,351)	(25,752	) (4)	(51,103)
Other income (expense)	1,016	(337)	—	679	—		679
Income tax expense	9,169	2,042	3,178	14,389	(9,755	) (5)	4,634

Net income	$15,402	$3,071	$4,523	$22,996	$(18,116)		$4,880

Depreciation and amortization	14,562	1,624	8,512	24,698	6,479	(2)	31,178

(1)	Represents Speedware operating results for the nine months ended March 31, 2005, the period prior to the Speedware acquisition. Operating results for Speedware for the period on and after March 31, 2005 are recorded in the Company’s historical operating results. An exchange rate of CDN$1.323 to US$1.00 (which was the average of the noon buying rates on the last day of each month during the twelve months ended September 30, 2004) was used to convert Speedware’s historical operating results into U.S. dollars. In addition, the following adjustments were made to Speedware’s historical operating results to conform Speedware’s financial presentation to our presentation:

•	Revenues and cost of revenues were both increased by $5,197 to reflect sales transactions that Speedware, acting as principal, reported on a net revenue basis;

•	Operating expenses were increased by $339 to reclassify research and development tax credits to income tax expense and increased by $612 to reclassify certain amortization expenses to operating expenses;

•	Operating expenses were reduced by $700 to reflect adjustments to reconcile Canadian GAAP to U.S. GAAP. See Note 21 — US GAAP Reconciliation to the audited historical financial statements of Speedware for the year ended September 30, 2004 and Note 8— Reconciliation to U.S. GAAP in the notes to the unaudited historical consolidated financial statements of Speedware for the six months ended March 31, 2005; and

•	Income tax expense was reduced by $339 to reclassify research and development tax credits from operating expenses and by $245 to reflect the tax effect of U.S. GAAP adjustments.

(2)	Reflects a $765 increase in amortization expense related to the Speedware acquisition and a $5,714 increase in amortization expense related to the Prophet 21 acquisition. The $765 increase related to the Speedware acquisition reflects the amortization of $5,100 of additional intangible assets acquired over a five-year period. The $5,714 increase related to the Prophet 21 acquisition reflects the amortization of $40,000 of additional intangible assets acquired over a seven-year period. We are in the process of valuing certain tangible and intangible assets, and as a result the allocation of the purchase price, including intangible assets, is subject to change.

Activant Solutions Holdings Inc.
Unaudited Pro Forma Condensed Combined
Income Statement for the Twelve Months
Ended June 30, 2005

(3)	Reflects the following adjustments relating to the Speedware and Prophet 21 acquisitions:

Elimination of compensation expense related to the termination of certain employees of Prophet 21 in connection with the Prophet 21 acquisition	$(1,556)
Costs, primarily severance, associated with the Speedware acquisition	(2,114)
Elimination of compensation expense related to the termination of certain employees of Speedware in connection with the Speedware acquisition	(473)
Elimination of annual fees paid to certain Speedware shareholders under a management services agreement, net of management fee increase payable by us associated with the Speedware acquisition	(218)

Total adjustments to operating expense	$(4,361)

(4)	Reflects the following adjustments:

Interest expense on $120.0 million aggregate principal amount of Initial Floating Rate Notes based upon an interest rate of 9.50%	$8,554
Amortization of debt financing costs related to the Initial Floating Rate Notes, amortized over five years	960
Interest expense on $140.0 million aggregate principal amount of Floating Rate Notes at an assumed initial interest rate of 9.87% (a 0.25% change in the assumed interest rate would result in a $350 change in interest expense for the period)	13,818
Amortization of debt financing costs related to the Floating Rate Notes, amortized over five years	970
Interest expense on $40.0 million aggregate principal amount of Holdings PIK Notes at an assumed initial interest rate of 12.37% (a 0.25% change in the assumed interest rate would result in a $100 change in interest expense for the period (without compounding))	5,182
Amortization of debt financing costs related to the Holdings PIK Notes, amortized over five years	240
Interest expense on Prophet 21 indebtedness that was repaid on the closing of the Prophet 21 acquisition	(3,972)

Total adjustments to interest expense	$25,752

(5)	Represents the tax effect of the adjustments set forth in the “Adjustments” column above at the federal statutory tax rate of 35%.

Activant Solutions Holdings Inc.
Unaudited Pro Forma Condensed Combined
Income Statement for the Twelve Months
Ended September 30, 2004

	Holdings	Speedware	Prophet 21
	Historical	Historical(1)	Historical(2)	Combined	Adjustments		Pro Forma

	(Dollars in thousands)
Revenues	$225,806	$40,222	$52,591	$318,619	$—		$318,619
Cost of revenues	109,773	15,200	21,413	146,386	—		146,386

Gross profit	116,033	25,023	31,178	172,234	—		172,234
Amortization of intangibles	787	703	2,012	3,502	6,734	(3)	10,236
Operating expenses (excluding amortization of intangibles)	74,602	19,113	22,732	116,447	(2,477	) (4)	113,970

Operating income	40,644	5,207	6,434	52,285	(4,257)		48,027
Interest expense	(19,367)	—	(418)	(19,785)	(32,478	) (5)	(52,263)
Other income (expense)	6,051	(265)	—	5,786	—		5,786
Income tax expense	10,561	1,211	1,817	13,589	(12,857	) (6)	732

Net income	$16,767	$3,731	$4,199	$24,697	$(23,878)		$819

Depreciation and amortization	16,584	1,582	5,309	23,475	6,734	(3)	30,209

(1)	An exchange rate of CDN$1.323 to US$1.00 (which was the average of the noon buying rates on the last day of each month during the twelve months ended September 30, 2004) was used to convert Speedware’s historical operating results into U.S. dollars. In addition, the following adjustments were made to Speedware’s historical operating results to conform Speedware’s financial presentation to our presentation:

•	Revenues and cost of revenues were both increased by $6,689 to reflect sales transactions that Speedware, acting as principal, reported on a net revenue basis;

•	Operating expenses were increased by $503 to reclassify research and development tax credits to income tax expense and increased by $879 to reclassify certain amortization expenses to operating expenses;

•	Operating expenses were increased by $163 to reflect adjustments to reconcile Canadian GAAP to U.S. GAAP. See Note 21 — US GAAP Reconciliation to the audited historical financial statements of Speedware for the year ended September 30, 2004; and

•	Income tax expense was reduced by $503 to reclassify research and development tax credits from operating expenses and by $57 to reflect the tax effect of U.S. GAAP adjustments.

(2)	Operating results for Prophet 21 represent results for its fiscal year ended June 30, 2004.

(3)	Reflects a $1,020 increase in amortization expense related to the Speedware acquisition and a $5,714 increase in amortization expense related to the Prophet 21 acquisition. The $1,020 increase related to the Speedware acquisition reflects the amortization of $5,100 of additional intangible assets acquired over a five-year period. The $5,714 increase related to the Prophet 21 acquisition reflects the amortization of $40,000 of additional intangible assets acquired over a seven-year period. We are in the process of valuing certain tangible and intangible assets, and as a result the allocation of the purchase price for the Speedware and Prophet 21 acquisitions, including intangible assets, is subject to change.

Activant Solutions Holdings Inc.
Unaudited Pro Forma Condensed Combined
Income Statement for the Twelve Months
Ended September 30, 2004

(4)	Reflects the following adjustments relating to the Speedware and Prophet 21 acquisitions:

Elimination of compensation expense related to the termination of certain employees of Prophet 21 in connection with the Prophet 21 acquisition	$(1,556)
Elimination of compensation expense related to the termination of certain employees of Speedware in connection with the Speedware acquisition	(631)
Elimination of annual fees paid to certain Speedware shareholders under a management services agreement, net of management fee increase payable by us associated with the Speedware acquisition	(290)

Total adjustment to operating expenses	$(2,477)

(5)	Reflects the following adjustments:

Interest expense on $120.0 million aggregate principal amount of Initial Floating Rate Notes based upon an interest rate of 9.0%	$11,405
Amortization of debt financing costs related to the Initial Floating Rate Notes, amortized over five years	1,280
Interest expense on $140.0 million aggregate principal amount of Floating Rate Notes based upon an assumed initial interest rate of 9.87% (a 0.25% change in the assumed interest rate would result in a $350 change in the interest expense for the period)	13,818
Amortization of debt financing costs related to the Floating Rate Notes, amortized over five years	970
Interest expense on $40.0 million aggregate principal amount of Holdings PIK Notes at an assumed initial interest rate of 12.37% (a 0.25% change in the assumed interest rate would result in a $100 change in interest expense for the period (without compounding))	5,182
Amortization of debt financing costs related to the Holdings PIK Notes, amortized over five years	240
Interest expense on Prophet 21 indebtedness that was repaid on the closing of the Prophet 21 acquisition	(418)

Total adjustments to interest expense	$32,478

(6)	Represents the tax effect of the adjustments set forth in the “Adjustments” column above at the federal statutory tax rate of 35%.

Activant Solutions Holdings Inc.
Unaudited Pro Forma Condensed Combined Balance Sheet
as of June 30, 2005

	Company	Prophet 21
	Historical	Historical	Combined	Adjustments		Pro forma

Assets:
Cash and cash equivalents	$48,064	$554	$48,618	$(48,686	) (1)	$(68)
Total current assets	112,486	13,879	126,365	(48,686	) (1)	77,679
Goodwill	180,050	54,495	234,545	104,271	(2)	338,816
Total assets	339,290	101,789	441,079	99,610		540,689
Liabilities and Stockholder’s Equity:
Total current liabilities	$61,476	$53,456	$114,932	$(33,350	) (3)	$81,582
Long-term debt	275,464	36,750	312,214	143,250	(4)	455,464
Total liabilities	345,699	97,935	443,634	109,900		553,534
Total stockholders’ equity (deficit)	(6,409)	3,854	(2,555)	(10,290	) (5)	(12,845)
Total liabilities and stockholders’ equity	339,290	101,789	441,079	99,610		540,689

(1)	The following table reflects the impact of the Transactions on cash and cash equivalents and total current assets:

Proceeds from the Company’s senior unsecured bridge loan	$(140,000)
Proceeds from Holdings’ senior unsecured bridge loan	(40,000)
Excess of purchase price over fair value of assets acquired and liabilities assumed	104,271
Fair value adjustment of intangible assets	40,000
Elimination of Prophet 21 stockholders equity	3,854
Repayment of Prophet 21’s current portion of long term debt	33,350
Repayment of Prophet 21 long term debt	36,750
Fees and expenses on the senior unsecured bridge loans	4,712
Issuance of the Floating Rate Notes	(140,000)
Issuance of the Holdings PIK Notes	(40,000)
Repayment of the Company’s senior unsecured bridge loan	140,000
Repayment of Holdings’ senior unsecured bridge loan	40,000
Estimated net fees and expenses related to the Floating Rate Notes offering	3,275
Estimated net fees and expenses related to the Holdings PIK Notes offering	750
Accrued and unpaid interest on the senior unsecured bridge loans	1,724

Total impact to cash and cash equivalents and total current assets	$48,686

(2)	Represents the excess of purchase price over fair value of assets acquired and liabilities assumed in the Prophet 21 acquisition.

(3)	Represents the repayment of the Prophet 21 revolving credit facility and current portion of long term debt in connection with the Prophet 21 acquisition.

(4)	Represents the incurrence of the bridge financing, the repayment of the bridge financing with the proceeds of the Notes, the incurrence of indebtedness associated with the Notes and the payoff of Prophet 21’s long term debt.

(5)	Represents the cash used to eliminate Prophet 21’s stockholders equity, the fees and expenses incurred in connection with the bridge financing and the interest incurred on the bridge financing while it was outstanding.